Exhibit 99.1

Regional Management Corp. Promotes Robert W. Beck to President and

Chief Executive Officer

- Appoints Michael S. Dymski as Interim Chief Financial Officer—

Greenville, South Carolina – March 26, 2020 – Regional Management Corp. (NYSE: RM), a diversified consumer finance company, announced today that it has promoted Robert W. Beck, the company’s EVP and Chief Financial Officer, to be its new President and Chief Executive Officer. Regional has also appointed Mr. Beck to the company’s Board of Directors. Mr. Beck succeeds Peter R. Knitzer, effective immediately.

Additionally, Michael S. Dymski, the company’s VP and Chief Accounting Officer, has been named interim Chief Financial Officer, effective immediately. The company intends to engage an executive search firm to commence a search for a permanent CFO, and will consider both internal and external candidates.

“Regional is in an extremely strong operational and financial position,” said Carlos Palomares, Chair of the Board of Directors of Regional Management Corp. “As we undertook our normal review of our long-term growth and digital initiatives, we determined that Rob is ideally suited to lead Regional moving forward as we scale our business and focus on further expanding our market share. With Rob’s extensive financial and operational experience, his record of success at Citi, and a wonderful team at Regional behind him, we are confident that he will skillfully execute on our long-term strategy and create significant value for our shareholders.

“At the same time, I also want to thank Peter for his valuable contributions,” added Mr. Palomares. “Under his leadership, we enhanced our infrastructure, significantly upgraded our credit and centralized collections functions, and consistently achieved double-digit top line and receivable growth, which culminated in our crossing the $1 billion milestone for finance receivables last year. We wish him all the best in his future endeavors.”

Mr. Beck has over 30 years of financial services experience and a broad range of skills, including financial planning and analysis, treasury and capital management, retail branch distribution, mergers and acquisitions, and product and business strategy. Prior to joining Regional as Chief Financial Officer in July 2019, he was Executive Vice President and Chief Operating Officer of the Leukemia and Lymphoma Society. Before that, he was Chief Operating Officer of Citibank’s US Retail Bank, after previously serving as Chief Financial Officer of Citibank’s US Consumer and Commercial Bank. Mr. Beck received his BS in Business Administration and Management from Washington University in St. Louis, and his MBA in Finance and International Business from New York University’s Stern School of Business.

“I appreciate the Board’s confidence, and I am proud to be leading such a talented team,” said Mr. Beck. “Our team members continue to step up during these challenging times and provide amazing service to our customers, which shows we have an incredible and dedicated staff that will ensure our long-term success. Our future is very bright, we maintain a very strong balance sheet, and we are confident that we can continue to sustainably grow our loan portfolio, revenue, and net income in the years ahead and achieve long-term success.”

Mr. Dymski has over 25 years of financial services experience and is skilled in business strategy, financial planning and analysis, SEC and GAAP reporting, and mergers and acquisitions. Prior to his promotion to interim CFO, Mr. Dymski served as the company’s Chief Accounting Officer and Corporate Controller since 2013. From 2011 through 2013, he was the Director of Finance, South USA with TD Bank. From 2000 through 2010, Mr. Dymski was employed by The South Financial Group in varying roles, including Vice President and Controller of Finance and Accounting and Senior Vice President of Finance. Mr. Dymski, who earned a Bachelor of Business Administration degree from the University of Georgia, is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

About Regional Management Corp.

Regional Management Corp. (NYSE: RM) is a diversified consumer finance company that provides attractive, easy-to-understand installment loan products primarily to customers with limited access to consumer credit from banks, thrifts, credit card companies, and other lenders. Regional Management operates under the name “Regional Finance” in 366 branch locations across 11 states in the Southeastern, Southwestern, Mid-Atlantic, and Midwestern United States. Most of its loan products are secured, and each is structured on a fixed rate, fixed term basis with fully amortizing equal monthly installment payments, repayable at any time without penalty. Regional Management sources loans through its multiple channel platform, which includes branches, centrally-managed direct mail campaigns, digital partners, retailers, and its consumer website. For more information, please visit www.RegionalManagement.com.

Forward-Looking Statements

This press release may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent Regional Management Corp.’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of Regional Management. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on forward-looking statements.

Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: changes in general economic conditions, including levels of unemployment and bankruptcies; the impact of the recent outbreak of a novel coronavirus (COVID-19), including on Regional Management’s access to liquidity and the credit risk of Regional Management’s finance receivable portfolio; risks associated with Regional Management’s ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support its operations and initiatives; risks associated with Regional Management’s loan origination and servicing software system, including the risk of prolonged system outages; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including credit risk, repayment risk, and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; risks associated with the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards; risks relating to Regional Management’s asset-backed securitization transactions; changes in interest rates; the risk that Regional Management’s existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; changes in accounting standards, rules, and interpretations, and the failure of related assumptions and estimates, including those associated with the implementation of current expected credit loss (CECL) accounting; the impact of changes in tax laws, guidance, and interpretations; the timing and amount of revenues that may be recognized by Regional Management; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in Regional Management’s markets and general changes in the economy (particularly in the markets served by Regional Management); changes in the competitive environment in which Regional Management operates or a decrease in the demand for its products; risks related to acquisitions; changes in operating and administrative expenses; and the departure, transition, or replacement of key personnel.

The foregoing factors and others are discussed in greater detail in Regional Management’s filings with the Securities and Exchange Commission. Regional Management will not update or revise forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. Regional Management is not responsible for changes made to this document by wire services or Internet services.

Contact

Investor Relations

Garrett Edson, (203) 682-8331

investor.relations@regionalmanagement.com